Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 6 to Form N-1A of Master Money Trust (Investment Company Act File No. 811-21299) of our reports dated May 22, 2006, relating to the financial statements and financial highlights of each Trust listed below, appearing in the respective Annual Reports on Form N-CSR of each Trust for the year ended March 31, 2006, which are incorporated by reference in Part B of such Registration Statement.

Trust

Master Money Trust

Master Government Securities Trust

Master Tax-Exempt Trust

Master Treasury Trust

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 25, 2006